UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 12, 2005

                              E COM VENTURES, INC.
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             (Exact name of registrant as specified in its charter)

           Florida                     0-19714                65-0977964
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 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)              File Number)        Identification No.)

                            251 International Parkway
                             Sunrise, Florida 33325
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               (Address of Principal Executive Office) (Zip Code)

                                 (954) 335-9100
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On December 12, 2005, the management of the Company concluded that the pro forma information for the thirteen and twenty-six weeks ended July 30, 2005 contained in Footnote 2 to the Company's financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended July 30, 2005 did not properly reflect the effect of an issuance of stock options granted during the period. Accordingly, the Company has determined these financial statements should no longer be relied upon. Management has discussed this matter with the audit committee and the independent registered public accountant.

      The Company will be filing, as soon as practicable, an Amended Quarterly Report on Form 10-Q/A for the quarter ended July 30, 2005, which will include the required correction to the pro forma information. The restatement has no impact on the Company's condensed consolidated balance sheets, condensed consolidated statements of operations and related net loss per common share amounts and condensed consolidated statement of cash flows.

      The Company is unaware of any evidence that the restatement is due to any material noncompliance by the Company, or as a result of misconduct, with any financial reporting requirement under the securities laws. The Audit Committee and the executive officers of the Company discussed with the Company's external auditors the matters disclosed pursuant to Item 4.02(a) of this Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       E COM VENTURES, INC.

Date: December 16, 2005                By: /s/ A. MARK YOUNG
                                           -------------------------------------
                                           A. Mark Young
                                           Chief Financial Officer